 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2014

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	Not Applicable
(Commission File Number)	IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2014, the Remuneration Committee (the “Committee”) of the Board of Directors of Oxford Immunotec Global PLC (the “Company”) made option and restricted share awards, approved bonuses, and adjusted the salaries of the Company’s named executive officers. These changes are described in the following table.

Executive Officer	Option Award	Restricted Share Award	Bonus for 2013	New Base Salary
Peter Wrighton-Smith	75,440 shares	75,440 shares	£200,000	£261,200
Richard M. Altieri	28,720 shares	28,720 shares	$150,771	$280,100
Jeff R. Schroeder	36,520 shares	36,520 shares	$145,675	$311,900

In connection with compensation decisions reflected above, the Committee adopted forms of restricted share award certificates under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for employees and officers resident in different countries. Dr. Wrighton-Smith’s restricted share award was made on the form of the certificate for officers resident in the United Kingdom. Messrs. Schroeder’s and Altieri’s restricted share awards were made on the form of certificate for officers resident in the United States. These new forms of restricted share award certificates are filed as exhibits to this Current Report on Form 8-K.

The Committee previously adopted forms of stock option agreements for employees and officers resident in different countries under the Oxford Immunotec Global PLC 2013 Share Incentive Plan. Dr. Wrighton-Smith received compensatory stock option, or CSOP, awards to the maximum allowable permitted under U.K. rules applicable to such awards and the balance of his options were unapproved options granted on the form of agreement for unapproved options for officers resident in the United Kingdom. The form of CSOP award certificate is filed as an exhibit to this Current Report on Form 8-K. The form of unapproved option agreement for officers resident in the United Kingdom is also filed as an exhibit to this Current Report on Form 8-K. Messrs. Schroeder and Altieri received incentive stock options to the maximum allowable under the U.S. tax code and the balance of their options were non-statutory options. Both types of options were made on the form for stock options for officers resident in the United States. This form of option agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Form of Restricted Share Award Certificate under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for officers resident in the United Kingdom
Exhibit 10.2	Form of Restricted Share Award Certificate under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for officers resident in the United States
Exhibit 10.3	Form of CSOP award certificate under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for officers resident in the United Kingdom
Exhibit 10.4	Form of unapproved option under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for officers resident in the United Kingdom
Exhibit 10.5	Form of stock option agreement under the Oxford Immunotec Global PLC 2013 Share Incentive Plan for officers resident in the United States

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2014

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Patricia Randall
Patricia Randall
General Counsel